Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 80,386,494.64
Previously Paid Amount	0.00
Total Fee Amount	583.52
Total Offset Amount	582.53
Net Fee	$ 0.99